UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2011

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32976	33-0675808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street, Hopkinton, Massachusetts	01748
(Address of Principal Executive Offices)	(Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

This Form 8-K is being filed pursuant to an agreement in principle regarding the settlement of certain litigation relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 7, 2011, by and among Caliper Life Sciences, Inc. (“Caliper”), PerkinElmer, Inc. (“PerkinElmer”) and PerkinElmer’s wholly-owned subsidiary, PerkinElmer Hopkinton Co. (“Merger Sub”), providing for the merger of Merger Sub with and into Caliper (the “Merger”).

As previously disclosed on page 52 of the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) by Caliper on October 4, 2011 (the “Definitive Proxy Statement”), two putative stockholder class action lawsuits were filed in relation to the Merger in the Court of Chancery of the State of Delaware.  A third putative stockholder class action lawsuit was filed in relation to the Merger in the Court of Chancery of the State of Delaware on October 5, 2011 (the three lawsuits being collectively referred to herein as the “Stockholder Actions”).  The Stockholder Actions were collectively filed against Caliper, the board of directors of Caliper, PerkinElmer and Merger Sub, and generally alleged that each of the defendants violated applicable law by directly breaching and/or aiding breaches of fiduciary duties owed to the plaintiff and other public stockholders of Caliper.  On October 7, 2011, the Court consolidated the cases.

Caliper believes that plaintiffs’ claims in the Stockholder Actions, including that certain of the disclosures about the Merger are deficient, are without merit. Caliper believes that the information plaintiffs allege it should have disclosed (i) is not required to be disclosed under the U.S. federal securities laws or under state securities and other laws and (ii) is not material as a matter of law or in the context of the matters to be considered in connection with the Merger.

Nevertheless, on October 25, 2011, the parties to the Stockholder Actions, without the defendants admitting any wrongdoing or liability of any kind, reached an agreement in principle providing for the withdrawal of the plaintiffs’ pending motion for a preliminary injunction and to resolve all claims asserted in the Stockholder Actions.

Caliper has agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below.  The agreement in principle contemplates that the parties will enter into a stipulation of settlement.  The stipulation of settlement will be subject to customary conditions, including court approval following notice to Caliper’s stockholders.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court of Chancery of the State of Delaware will consider the fairness, reasonableness, and adequacy of the settlement.  If the settlement is finally approved by the Court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed Merger, the Merger Agreement, and any disclosure made in connection therewith (but excluding claims for appraisal under Section 262 of the Delaware General Corporation Law).  In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will file a petition in the Court of Chancery of the State of Delaware for an award of attorneys’ fees and expenses to be paid by Caliper or its successor, which the defendants may oppose.  Caliper or its successor will pay or cause to be paid any attorneys’ fees and expenses awarded by the Court of Chancery of the State of Delaware.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court of Chancery of the State of Delaware will approve the settlement even if the parties were to enter into such stipulation.  In such event, the proposed settlement as contemplated by the agreement in principle may be terminated.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the settlement of all outstanding stockholder suits in the Court of Chancery of the State of Delaware as described in this Form 8-K, Caliper has agreed to make these supplemental disclosures to the Definitive Proxy Statement.  This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

The Merger — Background of the Merger

The following disclosure supplements the discussion on page 24 of the Definitive Proxy Statement concerning Caliper’s discussion with PerkinElmer during the period from February 2009 to April 2009.

The dialog was initiated by PerkinElmer and related to a potential OEM distribution agreement whereby PerkinElmer would sell one of Caliper’s microfluidic instruments. The OEM agreement was not implemented.

The following disclosure supplements the discussion on page 24 of the Definitive Proxy Statement concerning Mr. Hrusovsky’s meeting with Party A’s Chief Executive Officer in late February 2010.

The dialog was initiated by Caliper and related to a potential OEM distribution agreement whereby Party A would market and sell a Caliper instrument. The OEM agreement was not implemented.

The following disclosure supplements the discussion on page 24 of the Definitive Proxy Statement concerning the March 10, 2010 meeting between Mr. Hrusovsky and the Chief Financial Officer of Party A.

No other representatives of Caliper were present at the meeting. The parties did not discuss specific terms of a possible acquisition of us by Party A.

The following disclosure supplements the discussion on page 24 of the Definitive Proxy Statement concerning the January 12, 2011 meeting between Mr. Hrusovsky and a vice president of Party C.

Caliper initiated the contact. There was a lack of a strategic fit because a portion of Caliper’s business was not relevant to Party C’s business.

The following disclosure supplements the discussion on page 25 of the Definitive Proxy Statement concerning the March 15, 2011 meetings between Mr. Hrusovsky and representatives of Party D.

Caliper initiated the contact.

The following disclosure supplements the discussion on page 25 of the Definitive Proxy Statement concerning the March 17, 2011 meeting between Mr. Hrusovsky and the president and chief executive officer of Party E.

Caliper initiated the contact. There was a lack of a strategic fit because a portion of Caliper’s business was not relevant to Party E’s business and there likely would be financial impediments to Party E consummating a transaction.

The following disclosure supplements the discussion on page 26 of the Definitive Proxy Statement concerning the discussions between the parties during the period from July 11, 2011 through July 26, 2011.

During this period, Messrs. Hrusovsky and Friel also discussed PerkinElmer’s desire to retain Mr. Hrusovsky’s services and his potential executive position at PerkinElmer.  Mr. Hrusovsky and the Caliper Board agreed, however, that Mr. Hrusovsky would not engage in any negotiations with PerkinElmer regarding potential employment prior to signing any acquisition agreement and Caliper would not condition any potential acquisition on the offer or acceptance of employment.

The following disclosure supplements the discussion on page 28 of the Definitive Proxy Statement concerning the August 3, 2011 meeting between Mr. Hrusovsky and the Chief Executive Officer of Party A.

There was a lack of a strategic fit because a portion of Caliper’s business was not relevant to Party A’s business.

The following disclosure supplements the discussion on page 29 of the Definitive Proxy Statement concerning Mr. Hrusovsky’s negotiations with Mr. Friel on August 25 and 26, 2011.

Mr. Hrusovsky believed it was in the best interest of Caliper’s shareholders to continue negotiations with PerkinElmer at this time because Caliper’s stock price had declined during the period following Caliper’s receipt of the initial offer from PerkinElmer, the stock prices of several companies in industry sectors in which Caliper operated had also recently declined materially, and overall market conditions had been trending negatively, all of which made the $10.50 all cash offer at a substantial premium to Caliper’s then current stock price still very attractive.

The Merger — Opinion of Caliper’s Financial Advisor

The following disclosure supplements the discussion on page 39 of the Definitive Proxy Statement by amending and replacing in its entirety the “Precedent Transaction Analysis” table. The “Precedent Transactions Analysis” table below is identical to the “Precedent Transactions Analysis” table on page 39 of the Definitive Proxy Statement, except that the “Precedent Transactions Analysis” table below includes a column that shows the percentage of cash and stock consideration for each transaction identified.

Target	Acquiror	Date of Announcement	Cash / Stock Consideration
Dionex Corporation	Thermo Fisher Scientific Inc.	December 13, 2010	100% / 0%
Millipore Corporation	Merck KGaA	February 28, 2010	100% / 0%
MDS Inc./Life Technologies Corporation	Danaher Corporation	September 2, 2009	100% / 0%
Varian Inc.	Agilent Technologies Inc.	July 27, 2009	100% / 0%
Applied Biosystems Group (Applera Corporation)	Invitrogen Corporation	June 12, 2008	45% / 55%
Molecular Devices Corporation	MDS Inc.	January 29, 2007	100% / 0%
Biacore International AB	GE Healthcare	June 20, 2006	100% / 0%
Serologicals Corporation	Millipore Corporation	April 25, 2006	100% / 0%

The following disclosure supplements the discussion on page 40 of the Definitive Proxy Statement under “Discounted Cash Flow Analysis” concerning the weighted-average cost of capital calculation for Caliper.

Perella Weinberg estimated Caliper’s weighted-average cost of capital by calculating Caliper’s cost of equity (derived utilizing the capital asset pricing model) and assuming a capital structure of 100% equity and 0% debt.

The following disclosure supplements the discussion on page 40 of the Definitive Proxy Statement concerning the weighted-average cost of capital calculations for the public companies in the life sciences industry by amending and replacing in its entirety the fourth sentence under “Discounted Cash Flow Analysis.”

For such analysis, Perella Weinberg used discount rates ranging from 10.0% to 12.0% (which range was selected because it was consistent with the weighted-average cost of capital applying Ibbotson’s historical equity risk premium for public companies in the life sciences industry deemed by Perella Weinberg to be relevant to its analysis) based on estimates of the weighted-average cost of capital of Caliper, calculated present values of unlevered free cash flows generated over the period described above and then added terminal values assuming terminal year multiples ranging from 8.0x to 10.0x LTM EBITDA (which range was selected because it was consistent with the current trading multiples of public companies in the life sciences industry deemed by Perella Weinberg to be relevant to its analysis).

The following disclosure supplements the discussion on page 41 of the Definitive Proxy Statement by amending and replacing in its entirety the first paragraph under “Public Company Comparison.”

Perella Weinberg reviewed and compared certain financial information for Caliper to corresponding financial information, ratios and public market multiples for the following publicly traded companies in the life sciences industry with an enterprise value greater than $1.0 billion, which we refer to as Large/Mid-Cap Peers, and publicly traded companies in the life sciences industry with an enterprise value less than $1.0 billion, which we refer to as Small-Cap Peers (which, to Perella Weinberg’s knowledge, included all relevant publicly traded companies in the industry, based on the nature of their business, size, end markets and customers served), both of which were deemed by Perella Weinberg to be relevant to its analysis:

The Merger — Prospective Financial Information

The following disclosure supplements the discussion on page 43 of the Definitive Proxy Statement by amending and replacing in its entirety the “High Case” table. The “High Case” table below is identical to the “High Case” table on page 43 of the Definitive Proxy Statement, except that the “High Case” table below includes financial projections for the year 2015.

	Years Ending December 31,
	2011E	2012E	2013E	2014E	2015E
	($ in millions)

Revenue	$163	$200	$238	$275	$315
EBITDA (1)	$19	$36	$50	$65	$80
Percent of revenue	12%	18%	21%	24%	25%
Depreciation and amortization	$10	$8	$8	$7	$6
Percent of revenue	6%	4%	3%	3%	2%
Capital Expenditures	$3	$4	$5	$4	$4
Percent of revenue	2%	2%	2%	2%	1%

The following disclosure supplements the discussion on pages 43 of the Definitive Proxy Statement by amending and replacing in its entirety the “Base Case” table. The “Base Case” table below is identical to the “Base Case” table on page 43 of the Definitive Proxy Statement, except that the “Base Case” table below includes financial projections for the year 2015.

	Years Ending December 31,
	2011E	2012E	2013E	2014E	2015E
	($ in millions)

Revenue	$149	$170	$193	$220	$247
EBITDA (1)	$8	$16	$27	$40	$45
Percent of revenue	5%	10%	14%	18%	18%
Depreciation and amortization	$8	$8	$7	$7	$5
Percent of revenue	5%	5%	4%	3%	2%
Capital Expenditures	$3	$3	$4	$3	$3
Percent of revenue	2%	2%	2%	2%	1%

The following disclosure supplements the discussion on page 44 of the Definitive Proxy Statement by amending and replacing in its entirety the “Low Case” table. The “Low Case” table below is identical to the “Low Case” table on page 44 of the Definitive Proxy Statement, except that the “Low Case” table below includes financial projections for the year 2015.

	Years Ending December 31,
	2011E	2012E	2013E	2014E	2015E
	($ in millions)

Revenue	$146	$155	$165	$175	$185
EBITDA (1)	$7	$11	$16	$20	$21
Percent of revenue	5%	7%	9%	11%	11%
Depreciation and amortization	$8	$8	$7	$6	$4
Percent of revenue	6%	5%	4%	4%	2%
Capital Expenditures	$3	$3	$3	$3	$2
Percent of revenue	2%	2%	2%	2%	1%

(1) EBITDA is a non-GAAP financial measure which represents net income before interest expense, income tax expenses, depreciation and amortization and stock compensation expense.  EBITDA is used by Caliper’s management to measure the operating performance and trends of the business, and should not be considered an alternative to net income, operating income, or any other financial performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our profitability or liquidity.

Cautionary Statement Concerning Forward-Looking Information

This filing contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including Caliper’s expectations, beliefs and financial projections. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those described in such statements, including the risk that the proposed Merger does not occur, the expected timing of completion of the Merger, the ability of the parties to satisfy the conditions to closing of the Merger, and other risks as identified in Caliper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011 and June 30, 2011 and subsequent filings with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Any forward-looking statement made by Caliper in this filing speaks only as of the date on which it is made.  Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for Caliper to predict all of them.  Except as required by applicable law, Caliper undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed the Definitive Proxy Statement and a form of proxy on Schedule 14A on October 4, 2011 and other related materials with the SEC. The Definitive Proxy Statement and a form of proxy were first mailed to the stockholders of the Company on or about October 5, 2011. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Definitive Proxy Statement (and other related materials when they become available) as well as other documents filed with the SEC by Caliper through the SEC’s website at http://www.sec.gov. Investors and stockholders also may obtain free copies of the documents Caliper files with the SEC by going to the “Investors” section of Caliper’s website at www.caliperls.com. Caliper’s website address is provided as an inactive textual reference only. The information provided on Caliper’s website is not part of this filing, and therefore is not incorporated by reference.

Participants in the Solicitation

Caliper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Caliper in connection with the proposed Merger. Information regarding the interests of Caliper’s directors and executive officers and their ownership of Caliper common stock is included in the Definitive Proxy Statement under “The Merger — Interests of Caliper’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management.” Additional information regarding these directors and executive officers is also included in Caliper’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

Date: October 26, 2011	By:	/s/ Peter F. McAree
	Name:	Peter F. McAree
	Title:	Senior Vice President and Chief Financial Officer